Exhibit 99.1

9341 Courtland Drive NE, Rockford, MI 49351 Phone (616) 866-5500; Fax (616) 866-0257

FOR IMMEDIATE RELEASE
CONTACT: Michael D. Stornant
(616) 866-5728

WOLVERINE WORLDWIDE ANNOUNCES SECOND-QUARTER RESULTS AND REAFFIRMS FULL-YEAR OUTLOOK

Rockford, Michigan, July 26, 2016 - Wolverine World Wide, Inc. (NYSE: WWW) today reported financial results for the second quarter ended June 18, 2016. Adjusted financial results exclude restructuring and impairment costs. References to underlying revenue indicate reported revenue adjusted for the impact of foreign exchange, retail store closures, and the exit of the Cushe business.

"We delivered better-than-expected results for the second quarter," said Blake W. Krueger, Wolverine Worldwide’s Chairman, Chief Executive Officer and President. "Equally important, we continued to drive progress against our key strategic initiatives, which are designed to accelerate growth and improve earnings performance through a relentless focus on the consumer, product innovation, and compelling storytelling. While the global retail environment continues to be volatile, our diversified business model - built around an industry-leading portfolio of brands - served us well in the quarter, and we expect that it will continue to be a critical competitive advantage for us in the future."

SECOND-QUARTER 2016 REVIEW

•	Reported revenue of $583.7 million was in line with expectations, declining 7.4% versus the prior year. Underlying revenue declined 5.2% versus the prior year.

•	Reported gross margin was 38.8%, compared to 39.1% in the prior year. Gross margin on a constant currency basis was 39.8%, an increase of 70 basis points versus the prior year.

•
Reported operating margin was 7.2%, compared to 7.6% in the prior year. Adjusted operating margin on a constant currency basis was 8.4%, up 30 basis points versus the prior year's adjusted operating margin.

•
Reported diluted earnings per share were $0.24 in the current and prior year quarter. Adjusted diluted earnings per share were $0.25, which exceeded expectations, and on a constant currency basis were $0.30, compared to $0.27 in the prior year.

•	Inventory balances at the end of the quarter were 2.9% lower than the prior year.

•	Cash and cash equivalents were $221.7 million. Reported debt was $808.0 million, which resulted in net debt of $586.3 million at quarter end.

•	The Company repurchased 136,521 shares during the quarter at an average price of $17.94 per share.

"We are pleased with our performance for the second quarter," stated Mike Stornant, Senior Vice President and Chief Financial Officer.  "Our team's disciplined execution of our business model allowed us to effectively manage inventory below last year's level. Looking ahead, we plan to leverage our operational strengths to enhance earnings and drive greater value for our shareholders."

FISCAL 2016 OUTLOOK
The Company is reaffirming its revenue and reported and adjusted diluted earnings per share outlook for fiscal 2016, as well as its expectation for inventory levels, as follows:

•	Consolidated reported revenue in the range of $2.475 billion to $2.575 billion, a decline in the range of approximately 8.0% to 4.3% on a reported basis and 5.0% to 1.0% on an underlying basis.

•
Reported diluted earnings per share in the range of $1.16 to $1.26. Adjusted diluted earnings per share in the range of $1.30 to $1.40. On a constant currency basis, adjusted earnings per share in the range of $1.48 to $1.58.

•	Inventory levels to be meaningfully lower than 2015 at year-end.

EARNINGS CALL INFORMATION
The Company will host a conference call today at 8:30 a.m. Eastern Time to discuss these results and current business trends. The conference call will be broadcast live and accessible under the “Investor Relations” tab at wolverineworldwide.com. A replay of the conference call will be available at the Company's website for a period of approximately 30 days.

ABOUT WOLVERINE WORLDWIDE
With a commitment to service and product excellence, Wolverine World Wide, Inc. is one of the world’s leading marketers of branded casual, active lifestyle, work, outdoor sport, athletic, children’s and uniform footwear and apparel. The Company’s portfolio of highly recognized brands includes: Merrell®, Sperry®, Hush Puppies®, Saucony®, Wolverine®, Keds®, Stride Rite®, Sebago®, Chaco®, Bates®, and HYTEST®. The Company also is the global footwear licensee of the popular brands Cat® and Harley-Davidson®. The Company’s products are carried by leading retailers in the U.S. and globally in approximately 200 countries and territories. For additional information, please visit our website, wolverineworldwide.com

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements, including statements regarding: the Company's ability to successfully execute key strategic initiatives, the Company’s ability to accelerate growth and improve earnings performance; the advantages of the Company's diversified business model; the Company's ability to leverage operational strengths to enhance earnings and drive shareholder value; and the Company's fiscal 2016 guidance. In addition, words such as "guidance," "estimates," "anticipates," "believes," "forecasts," "step," "plans," "predicts," "projects," "is likely," "expects," "intends," "should," "will," "confident," variations of such words, and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions ("Risk Factors") that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence.  Risk Factors include, among others: changes in general economic conditions, employment rates, business conditions, interest rates, tax policies and other factors affecting consumer spending in the markets and regions in which the Company’s products are sold; the inability for any reason to effectively compete in global footwear, apparel and consumer-direct markets; the inability to maintain positive brand images and anticipate, understand and respond to changing footwear and apparel trends and consumer preferences; the inability to effectively manage inventory levels; increases or changes in duties, tariffs, quotas or applicable assessments in countries of import and export; currency fluctuations; currency restrictions; capacity constraints, production disruptions, quality issues, price increases or other risks associated with foreign sourcing; the cost and availability of raw materials, inventories, services and labor for owned and contract manufacturers; labor disruptions; changes in relationships with, including the loss of, significant wholesale customers; the failure of the U.S. Department of Defense to exercise future purchase options or award new contracts, or the cancellation or modification of existing contracts by the Department of Defense or other military purchasers; risks related to the significant investment in, and performance of, the Company’s consumer-direct operations; risks related to the expanding into new markets and complementary product categories as well as consumer-direct operations; the impact of seasonality and unpredictable weather conditions; changes in general economic conditions and/or the credit markets on the Company’s distributors, suppliers and customers; increase in the Company’s effective tax rates; failure of licensees or distributors to meet planned annual sales goals or to make timely payments to the Company; the risks of doing business in developing countries, and politically or economically volatile areas; the ability to secure and protect owned intellectual property or use licensed intellectual property; the impact of regulation, regulatory and legal proceedings and legal compliance risks; the potential breach of the Company’s databases, or those of its vendors, which contain certain personal information or payment card data; problems affecting the Company’s distribution system, including service interruptions at shipping and receiving ports; strategic actions, including new initiatives and ventures, acquisitions and dispositions, and the Company’s success in integrating acquired businesses, and implementing new initiatives and ventures; the risk of impairment to goodwill and other acquired intangibles; the success of the Company’s consumer-direct realignment initiatives; changes in future pension funding requirements and pension expenses; and additional factors discussed in the Company's reports filed with the Securities and Exchange Commission and exhibits thereto. The foregoing Risk Factors, as well as other existing Risk Factors and new Risk Factors that emerge from time to time, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.  Furthermore, the Company undertakes no obligation to update, amend, or clarify forward-looking statements.

# # #

WOLVERINE WORLD WIDE, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)
(In millions, except per share data)

	12 Weeks Ended		24 Weeks Ended
	June 18, 2016	June 20, 2015	June 18, 2016	June 20, 2015
Revenue	$583.7	$630.1	$1,161.3	$1,261.5
Cost of goods sold	357.1	383.7	702.0	753.7
Restructuring costs	—	—	3.9	—
Gross profit	226.6	246.4	455.4	507.8
Gross margin	38.8%	39.1%	39.2%	40.3%

Selling, general and administrative expenses	183.0	195.1	367.1	393.9
Restructuring and impairment costs	1.8	3.7	12.5	2.7
Operating expenses	184.8	198.8	379.6	396.6
Operating expenses as a % of revenue	31.7%	31.6%	32.7%	31.4%

Operating profit	41.8	47.6	75.8	111.2
Operating margin	7.2%	7.6%	6.5%	8.8%

Interest expense, net	7.8	9.0	16.3	18.5
Other expense, net	1.1	1.8	1.0	0.8
Total other expenses	8.9	10.8	17.3	19.3
Earnings before income taxes	32.9	36.8	58.5	91.9

Income tax expense	8.8	11.6	16.8	26.6
Effective tax rate	26.7%	31.4%	28.8%	28.9%

Net earnings	24.1	25.2	41.7	65.3

Less: net earnings (loss) attributable to noncontrolling interests	0.1	(0.1)	0.3	(0.1)
Net earnings attributable to Wolverine World Wide, Inc.	$24.0	$25.3	$41.4	$65.4
Diluted earnings per share	$0.24	$0.24	$0.42	$0.63

Supplemental information:
Net earnings used to calculate diluted earnings per share	$23.5	$24.9	$40.5	$64.3
Shares used to calculate earnings per share	96.1	101.6	96.1	101.3
Weighted average shares outstanding	99.5	103.2	99.4	102.8

WOLVERINE WORLD WIDE, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(Unaudited)
(In millions)

	June 18, 2016	June 20, 2015
ASSETS
Cash and cash equivalents	$221.7	$220.7
Accounts receivables, net	312.6	355.3
Inventories, net	439.3	452.2
Other current assets	46.9	79.8
Total current assets	1,020.5	1,108.0
Property, plant and equipment, net	149.3	137.3
Goodwill and other indefinite-lived intangibles	1,117.3	1,124.4
Other non-current assets	166.4	173.3
Total assets	$2,453.5	$2,543.0

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and other accrued liabilities	$311.3	$345.8
Current maturities of long-term debt	19.7	45.2
Total current liabilities	331.0	391.0
Long-term debt	788.3	776.3
Other non-current liabilities	332.2	376.9
Stockholders' equity	1,002.0	998.8
Total liabilities and stockholders' equity	$2,453.5	$2,543.0

WOLVERINE WORLD WIDE, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)
(In millions)

	24 Weeks Ended
	June 18, 2016	June 20, 2015
OPERATING ACTIVITIES:
Net earnings	$41.7	$65.3
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	20.3	21.7
Stock-based compensation expense	11.5	14.1
Excess tax benefits from stock-based compensation	(0.1)	(3.8)
Pension and SERP expense	4.8	12.9
Restructuring and impairment costs	16.4	2.7
Other	(17.9)	(7.0)
Changes in operating assets and liabilities	(3.9)	(11.0)
Net cash provided by operating activities	72.8	94.9

INVESTING ACTIVITIES:
Additions to property, plant and equipment	(28.2)	(15.8)
Investment in joint venture	(0.5)	—
Other	2.7	3.2
Net cash used in investing activities	(26.0)	(12.6)

FINANCING ACTIVITIES:
Payments on long-term debt	(2.8)	(67.7)
Cash dividends paid	(11.8)	(12.3)
Purchase of common stock for treasury	(6.0)	(5.9)
Purchases of shares under employee stock plans	(4.3)	(7.5)
Proceeds from the exercise of stock options	2.2	8.5
Excess tax benefits from stock-based compensation	0.1	3.8
Contributions from noncontrolling interests	1.3	—
Net cash used in financing activities	(21.3)	(81.1)

Effect of foreign exchange rate changes	2.1	(4.3)
Increase (decrease) in cash and cash equivalents	27.6	(3.1)

Cash and cash equivalents at beginning of the year	194.1	223.8
Cash and cash equivalents at end of the period	$221.7	$220.7

The following tables contain information regarding the non-GAAP adjustments used by the Company in the presentation of its financial results:

WOLVERINE WORLD WIDE, INC.

Q2 2016 RECONCILIATION TABLES

RECONCILIATION OF REPORTED REVENUE TO
UNDERLYING REVENUE*
(Unaudited)
(In millions)

	GAAP Basis Fiscal 2016 Q2	Foreign Exchange Impact	Fiscal 2016 Q2 Constant Currency Basis	GAAP Basis Fiscal 2015 Q2	Adjustments (1)	Fiscal 2015 Q2 Adjusted Basis	Underlying Growth	Reported Growth

Revenue	$583.7	$3.0	$586.7	$630.1	$(11.4)	$618.7	(5.2)%	(7.4)%

(1)	Adjustments include the impact from retail stores closures and the exit of the Cushe business.

RECONCILIATION OF REPORTED GROSS MARGIN TO ADJUSTED
GROSS MARGIN ON A CONSTANT CURRENCY BASIS*
(Unaudited)
(In millions)

	GAAP Basis	Foreign Exchange Impact	As Adjusted on a Constant Currency Basis

Gross Profit - Fiscal 2016 Q2	226.6	$6.9	233.5

Gross margin	38.8%		39.8%

Gross Profit - Fiscal 2015 Q2	$246.4		$246.4

Gross margin	39.1%		39.1%

RECONCILIATION OF REPORTED OPERATING MARGIN TO ADJUSTED
OPERATING MARGIN ON A CONSTANT CURRENCY BASIS*
(Unaudited)
(In millions)

	GAAP Basis	Foreign Exchange Impact	Adjustments (1)	As Adjusted on a Constant Currency Basis

Operating Profit - Fiscal 2016 Q2	$41.8	$5.9	$1.8	$49.5

Operating margin	7.2%			8.4%

Operating Profit - Fiscal 2015 Q2	$47.6		$3.7	$51.3

Operating margin	7.6%			8.1%

(1)	Fiscal 2016 Q2 and fiscal 2015 Q2 Adjustments include restructuring and impairment costs.

RECONCILIATION OF REPORTED DILUTED EPS TO ADJUSTED DILUTED EPS ON A CONSTANT CURRENCY BASIS*
(Unaudited)

	GAAP Basis EPS	Adjustments (1)	As Adjusted EPS	Foreign Exchange Impact	As Adjusted EPS On a Constant Currency Basis

Fiscal 2016 Q2	$0.24	$0.01	$0.25	$0.05	$0.30

Fiscal 2015 Q2	$0.24	$0.03	$0.27
(1) Fiscal 2016 Q2 and fiscal 2015 Q2 Adjustments include restructuring and impairment costs.

RECONCILIATION OF REPORTED DEBT TO NET DEBT*
(Unaudited)
(In millions)

Fiscal 2016 Q2

GAAP reported debt	$808.0
Cash and cash equivalents	(221.7)
Net debt	$586.3

2016 GUIDANCE RECONCILIATION TABLES

RECONCILIATION OF FISCAL 2016 FULL-YEAR REPORTED REVENUE GROWTH
GUIDANCE TO UNDERLYING REVENUE GROWTH GUIDANCE*
(Unaudited)
(In millions)

	GAAP Basis Full-Year Revenue	Foreign Exchange Impact	Adjustments (1)	Underlying Full-Year Revenue

Fiscal 2016 Revenue Guidance	$ 2,475 - 2,575	$40.0		$ 2,515 - 2,615
Fiscal 2015 Revenue	$2,691.6		$(63.6)	$2,628.0
Percentage growth	(8.0) - (4.3)%			(4.3) - (0.5)%

(1)	Adjustments include the impact from retail store closures and the exited Cushe business.

RECONCILIATION OF FISCAL 2016 FULL-YEAR DILUTED EPS GUIDANCE TO ADJUSTED DILUTED EPS ON A CONSTANT CURRENCY BASIS GUIDANCE*
(Unaudited)

	GAAP Basis Full-Year 2016 Guidance	Adjustments (1)	As Adjusted Full-Year 2016 Guidance	Foreign Exchange Impact	As Adjusted Full-Year 2016 Guidance Constant Currency Basis

Diluted earnings per share	$ 1.16 - 1.26	$0.14	$ 1.30 - 1.40	$0.18	$ 1.48 - 1.58
(1) Fiscal 2016 Full-Year Guidance Adjustments include estimated restructuring costs.

*
To supplement the consolidated financial statements presented in accordance with Generally Accepted Accounting Principles ("GAAP"), the Company describes what certain financial measures would have been if restructuring and impairment costs were excluded.  The Company also describes underlying revenue, which excludes the impact of foreign exchange, the impact of retail store closures and the exit of the Cushe business in fiscal 2016. The Company believes these non-GAAP measures provide useful information to both management and investors to increase comparability to the prior period by adjusting for certain items that may not be indicative of core operating measures and to better identify trends in our business.  The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis. The Company has defined net debt as debt less cash and cash equivalents.  The Company believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash to repay debt.  The Company evaluates results of operations on both a reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. The Company believes providing constant currency information provides valuable supplemental information regarding results of operations, consistent with how the Company evaluates performance. The Company calculates constant currency by converting the current-period local currency financial results using the prior period exchange rates and comparing these adjusted amounts to our current period reported results. Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitution for, financial information prepared in accordance with GAAP.  A reconciliation of all non-GAAP measures included in this press release, to the most directly comparable GAAP measures, are found in the financial tables above.